SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 7, 1997
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
--------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:     (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events:
On July 7, 1997, Centura Banks, Inc. ("Centura") announced earnings for the three months ended June 30, 1997. Centura's net income increased to $20.0 million compared to $17.3 million for the same period of 1996. Fully diluted earnings per share increased to $.76 compared to $.67 in the second quarter of 1996. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: July 7, 1997                        By:      /s/Steven Goldstein
                                                      Steven Goldstein
                                                      Chief Financial Officer

                                  EXHIBIT INDEX
                                                                    Sequential
                                                                          Page
Exhibit                   Description of Exhibit                        Number
--------------------------------------------------------------------------------


99                Press release dated July 7, 1997                       5

For Immediate Release

July 7, 1997

For More Information Contact:               Steven Goldstein
                                            Chief Financial Officer
                                            (919) 977-8356
                                            sgoldstein@centura.com

CENTURA BANKS INC. REPORTS SECOND QUARTER EARNINGS

         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) announced today that net income for the second quarter of 1997 increased 16 percent to $20.0 million compared to $17.3 million for the same quarter last year. Fully diluted earnings per share increased to $0.76 in the second quarter of 1997 from $0.67 in the comparable quarter of 1996.
         For the first half of 1997, net income increased 9 percent to $37.9 million, or $1.44 per fully diluted share from $1.34 during the same period last year.
         Centura gained momentum in the second quarter, increasing earnings by 12 percent over the first quarter of 1997. The improvement was led by growth in noninterest revenue, principally in brokerage, insurance and deposit fees, as well as income from other earning assets. The efficiency ratio of 62.32 percent for the second quarter of 1997 has continued to improve as a result of stable noninterest expense levels, coupled with revenue growth.
         "The positive results of the second quarter underscore our core commitment to improved operating efficiency and revenue growth," commented Cecil
W. Sewell, Centura's chairman and chief executive officer. "We are realizing the benefits from investments in technology, which are enabling us to increase income while holding expenses relatively constant. Centura is well-positioned for an excellent second half of 1997 as we continue to leverage the investments of the last several years."
         For the quarter, return on assets was 1.24 percent and return on equity was 16.00 percent. Deposits and loans increased significantly over the previous quarter and over the


CENTURA REPORTS SECOND QUARTER EARNINGS
JULY 7, 1997
PAGE TWO

comparable quarter in 1996. Deposits increased by 2 percent to $4.8 billion and loans increased 3 percent to $4.2 billion at June 30, 1997, compared to first quarter of 1997, while deposits and loans increased 9 percent and 5 percent respectively over June 30, 1996. Net charge-offs were 0.26 percent of average total loans for the quarter.
         During the quarter, Centura announced its proposed acquisition of 13 offices from UCB/BB&T, expected to be completed during the third quarter. Also, in June Centura completed its offering of $100 million of trust preferred securities. In addition, the board of directors has authorized the repurchase of up to 200,000 shares of common stock in the open market, related to the anticipated exercise of stock options over the next twelve months.
         With assets of $6.7 billion, Centura continues to focus on utilization of technology and alternative delivery channels to effectively provide its diverse line of financial services to individuals and businesses throughout North Carolina and Virginia.
More information about Centura is available on its web site at www.centura.com.



FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARY
                                                3 Months     3 Months                    6 Months      6 Months
                                                  Ended        Ended                       Ended         Ended
                                                 June 30      June 30                     June 30       June 30
(In thousands, except share and per share data)    1997         1996        Change          1997          1996      Change
---------------------------------------------------------------------------------------------------------------------------
EARNINGS
    Interest income                          $   126,266  $   114,366        10.4%    $   246,109  $    227,670       8.1%
    Interest expense                              60,800       53,188        14.3         116,758       107,464       8.6
    -----------------------------------------------------------------------------------------------------------------------
    Net interest income                           65,466       61,178         7.0         129,351       120,206       7.6
    Provision for loan losses                      3,189        2,385        33.7           6,083         4,450      36.7
    Noninterest income                            27,196       23,833        14.1          53,181        48,412       9.9
    Noninterest expense                           58,996       55,086         7.1         118,028       108,548       8.7
    Income taxes                                  10,497       10,281         2.1          20,567        20,720      (0.7)
    -----------------------------------------------------------------------------------------------------------------------
    Net income                               $    19,980  $    17,259        15.8%    $    37,854  $     34,900       8.5%
    =======================================================================================================================
    Net interest income, taxable equivalent  $    67,470  $    62,630         7.7%    $   133,047  $    123,180       8.0%
    =======================================================================================================================

PER COMMON SHARE
    Net income-primary                       $      0.76         0.67        13.4%    $      1.44         1.34        7.5%
    Net income-fully diluted                        0.76         0.67        13.4            1.44         1.34        7.5
    Cash dividends paid                             0.27         0.25         8.0            0.52         0.50        4.0
    Book value                                     19.46        17.27        12.7           19.46        17.27       12.7
    Closing market price                          45.875       36.750        24.8          45.875       36.750       24.8

FINANCIAL RATIOS
    Return on average assets                        1.24%        1.19%        5 bp           1.21%        1.21%         0 bp
    Return on average shareholders' equity         16.00        15.84        16             15.43        15.86        (43)
    Equity to assets (average)                      7.76         7.50        26              7.83         7.63         20

AVERAGE BALANCES
    Assets                                   $ 6,453,981  $ 5,848,330        10.4%   $  6,320,093  $ 5,799,882        9.0%
    Earning assets                             5,926,035    5,384,075        10.1       5,810,053    5,344,720        8.7
    Loans                                      4,188,811    3,954,978         5.9       4,148,198    3,887,501        6.7
    Investment securities                      1,710,960    1,395,395        22.6       1,632,254    1,422,801       14.7
    Noninterest-bearing deposits                 684,472      631,045         8.5         671,295      616,886        8.8
    Core deposits                              4,364,613    3,942,569        10.7       4,337,694    3,909,605       10.9
    Total deposits                             4,725,511    4,348,934         8.7       4,691,646    4,351,399        7.8
    Interest-bearing liabilities               5,185,562    4,692,359        10.5       5,071,187    4,651,482        9.0
    Shareholders' equity                         501,027      438,358        14.3         494,852      442,594       11.8

PERIOD END BALANCES
    Assets                                   $ 6,669,028  $ 5,928,686        12.5%   $  6,669,028  $ 5,928,686       12.5%
    Earning assets                             6,092,168    5,411,989        12.6       6,092,168    5,411,989       12.6
    Loans                                      4,243,868    4,033,351         5.2       4,243,868    4,033,351        5.2
    Investment securities                      1,806,095    1,339,484        34.8       1,806,095    1,339,484       34.8
    Noninterest-bearing deposits                 764,390      665,248        14.9         764,390      665,248       14.9
    Core deposits                              4,460,541    4,047,847        10.2       4,460,541    4,047,847       10.2
    Total deposits                             4,821,036    4,434,203         8.7       4,821,036    4,434,203        8.7
    Shareholders' equity                         502,049      434,710        15.5         502,049      434,710       15.5




---------------------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.


OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARY
                                                         3 Months       3 Months              6 Months         6 Months
                                                           Ended          Ended                 Ended            Ended
                                                          June 30        June 30               June 30          June 30
                                                        ----------     ----------             --------         --------
(In thousands, except share data)                          1997           1996      Change       1997             1996       Change
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
      Average primary                                   26,295,247    25,834,383     1.8%     26,291,582     26,009,085       1.1%
      Average fully diluted                             26,312,682    25,840,273     1.8      26,302,392     26,014,975       1.1
      Outstanding                                       25,804,633    25,170,978     2.5      25,804,633     25,170,978       2.5

COMPOSITION RATIOS*
      Earning assets to assets                               91.82%        92.06%    (24)bp        91.93%         92.15%      (22)bp
      Loans to earning assets                                70.68         73.46    (278)          71.40          72.74      (134)
      Interest-bearing liabilities to earning assets         87.50         87.15      35           87.28          87.03        25
      Loans to total deposits                                88.64         90.94    (230)          88.42          89.34       (92)
      Noninterest-bearing deposits to total deposits         14.48         14.51      (3)          14.31          14.18        13


ALLOWANCE FOR LOAN LOSSES
      Beginning balance                                $    58,762   $    56,483     4.0%   $     58,715   $     55,070       6.6%
      Provision for loan losses                              3,189         2,385    33.7           6,083          4,450      36.7
      Charge-offs                                           (3,639)       (2,148)   69.4          (7,256)        (3,460)    109.7
      Recoveries                                               894         1,291   (30.8)          1,664          1,951     (14.7)
      ------------------------------------------------------------------------------------------------------------------------------
           Net charge-offs                                  (2,745)         (857)  220.3          (5,592)        (1,509)    270.6
      ------------------------------------------------------------------------------------------------------------------------------
      Ending balance                                   $    59,206   $    58,011     2.1%   $     59,206   $     58,011       2.1%
      ==============================================================================================================================

      Net charge-offs to average loans                        0.26%         0.09%     17 bp         0.27%          0.08%       19 bp
      ==============================================================================================================================


COMPOSITION OF RISK ASSETS
      Nonaccrual loans                                                                      $     24,001   $     18,845       27.4%
      Restructured loans                                                                            -               828     (100.0)
      ------------------------------------------------------------------------------------------------------------------------------
           Nonperforming loans                                                                    24,001         19,673       22.0
      ------------------------------------------------------------------------------------------------------------------------------
      Foreclosed property                                                                          3,739          2,793       33.9
      ------------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                                                                 $      27,740   $     22,466       23.5%
      ==============================================================================================================================


ASSET QUALITY RATIOS**
      Nonperforming assets to:
           Loans and foreclosed property                                                            0.65%          0.56%        9 bp
           Total assets                                                                             0.42           0.38         4
      Nonperforming loans to total loans                                                            0.57           0.49         8
      Allowance for loan losses to total loans                                                      1.40           1.44        (4)
      Allowance for loan losses to nonperforming loans                                              2.47x          2.95x      (48)


------------------------------------------------------------------------------------------------------------------------------------
   bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.


OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARY

                                        Three Months Ended June 30                           Six Months Ended June 30
------------------------------------------------------------------------------------------  ----------------------------------------
                                                                           As a Percent of                          As a Percent of
                                                                           Average Assets#                           Average Assets
                                                                          ---------------                           ----------------
(Dollars in thousands)                         1997     1996    Change     1997     1996      1997     1996   Change   1997    1996
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts        $  9,632  $  8,697    10.8%     0.60%    0.60%  $ 18,844  $ 16,739   12.6%   0.60%  0.58%
Credit card and related fees                  1,476     1,043    41.5      0.09     0.07      2,770     2,109   31.3    0.09   0.07
Insurance & brokerage commissions             3,537     2,913    21.4      0.22     0.20      6,781     5,447   24.5    0.22   0.19
Other service charges, commissions and fees   1,862     1,357    37.2      0.12     0.09      3,561     2,369   50.3    0.11   0.08
Fees for trust services                       1,950     1,645    18.5      0.12     0.11      3,900     3,291   18.5    0.12   0.11
Mortgage income                               2,794     2,824    (1.1)     0.17     0.19      5,467     6,187  (11.6)   0.17   0.21
Negative goodwill amortization                  335       335     0.0      0.02     0.02        669       669    0.0    0.02   0.02
Operating lease fees                          2,736     3,399   (19.5)     0.17     0.24      5,773     6,500  (11.2)   0.18   0.24
Other noninterest income                      2,906       944   207.8      0.18     0.07      5,542     3,822   45.0    0.19   0.14
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
     transactions                            27,228    23,157    17.6      1.69     1.59     53,307    47,133   13.1    1.70   1.64
Securities gains (losses), net                  (32)      676  (104.7)     0.00     0.05       (126)    1,279 (109.9)   0.00   0.04
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                   $ 27,196  $ 23,833    14.1%     1.69%    1.64%  $ 53,181  $ 48,412    9.9%   1.70%  1.68%
====================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                      $ 22,017  $ 21,476     2.5%     1.37%    1.48%  $ 43,593  $ 42,525    2.5%   1.39%  1.47%
Fringe benefits and other personnel costs     5,139     5,288    (2.8)     0.32     0.36     11,320    10,703    5.8    0.36   0.37
Occupancy                                     3,443     3,095    11.2      0.21     0.21      6,781     6,188    9.6    0.22   0.21
Equipment                                     5,300     4,880     8.6      0.33     0.34     10,465     9,288   12.7    0.33   0.32
Foreclosed real estate losses and related
     operating expense                          398       171   132.8      0.02     0.01        722       309  133.7    0.02   0.01
Marketing                                     2,123     1,425    49.0      0.13     0.10      4,146     3,126   32.6    0.13   0.11
Professional fees                             5,600     2,969    88.6      0.35     0.20     10,226     5,809   76.0    0.33   0.20
Other administrative                          1,976     2,029    (2.6)     0.12     0.14      4,017     4,007    0.3    0.13   0.14
FDIC insurance                                  323       841   (61.6)     0.02     0.06        639     1,803  (64.6)   0.02   0.06
Deposit intangible and goodwill amortization  1,418     1,176    20.6      0.09     0.08      2,836     2,410   17.7    0.09   0.08
Office supplies, postage and telephone        4,065     4,036     0.7      0.25     0.28      8,571     7,908    8.4    0.27   0.27
Depreciation on leased equipment              1,889     2,360   (20.0)     0.12     0.16      3,807     4,385  (13.2)   0.12   0.16
Other operating                               5,305     5,340    (0.7)     0.34     0.37     10,905    10,087    8.1    0.36   0.36
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                  $ 58,996  $ 55,086     7.1%     3.67%    3.79%  $118,028  $108,548    8.7%   3.77%  3.76%
====================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +              34.31%    33.53%     78 bp                      33.36%    34.15%    (79)bp
Efficiency ratio***                           62.32%    63.71%   (139)bp                      63.38%    63.26%     12 bp
Net interest income analysis-taxable equivalent:
     Selected average yields/rates:
         Loans                                 9.41%     9.31%     10 bp                       9.36%     9.39%     (3)bp
         Taxable securities                    6.67      6.43      24                          6.62      6.41      21
         Tax-exempt securities                 8.91      8.88       3                          8.86      8.81       5
         Short-term investments                5.56      4.68      88                          5.47      4.95      52
------------------------------------------------------------------------------------------------------------------------------------
         Interest-earning assets               8.62      8.55       7                          8.59      8.59       0
-------------------------------------------------------------------------------------------------------------------------------
         Total interest-bearing deposits       4.43      4.29      14                          4.40      4.41      (1)
         Borrowed funds                        5.21      5.19       2                          5.09      5.21     (12)
         Long-term debt                        6.51      6.25      26                          6.36      6.35       1
------------------------------------------------------------------------------------------------------------------------------------
         Total interest-bearing liabilities    4.69      4.56      13                          4.63      4.65      (2)
------------------------------------------------------------------------------------------------------------------------------------
         Interest rate spread                  3.93      3.99      (6)                         3.96      3.94       2
         Net interest margin                   4.52      4.58      (6)                         4.55      4.55       0


====================================================================================================================================
  bp Change is measured as difference in basis points.
 *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
   + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
   # Data presented is annualized.



QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARY


                                                          1997                                  1996                     2nd Qtr 97
                                                 -----------------------       -----------------------------------       -----------
                                                 Second            First        Fourth         Third        Second           vs.
(Dollars in thousands)                          Quarter          Quarter       Quarter       Quarter       Quarter       1st Qtr 97
------------------------------------------------------------------------       -----------------------------------       -----------
FINANCIAL SUMMARY *
      Assets                                   $ 6,453,981   $ 6,184,718   $ 6,197,670   $ 6,024,327   $ 5,848,330          4.4%
      Earning assets                             5,926,035     5,692,783     5,703,321     5,544,087     5,384,075          4.1
      Loans                                      4,188,811     4,107,133     4,181,963     4,097,846     3,954,978          2.0
      Investment securities                      1,710,960     1,552,675     1,491,008     1,407,955     1,395,395         10.2
      Total deposits                             4,725,511     4,657,405     4,723,099     4,592,544     4,348,934          1.5
      Interest-bearing liabilities               5,185,562     4,955,541     4,944,155     4,813,779     4,692,359          4.6
      Stockholders' equity                         501,027       488,609       472,484       457,072       438,358          2.5
      Total market capitalization (period end)   1,183,788     1,004,335     1,145,458     1,002,912       925,033         17.9
      Net income                                    19,980        17,874        18,535        14,716        17,259         11.8


PROFITABILITY/PERFORMANCE SUMMARY *
      Pretax operating profit margin +               34.31%        32.37%        32.02%        26.96%        33.53%         194 bp
      Efficiency ratio ***                           62.32         64.47         65.09         70.38         63.71         (215)
      Net interest margin #                           4.52          4.58          4.66          4.61          4.58           (6)
      Return on average assets #                      1.24          1.17          1.19          0.97          1.19            7
      Return on average equity #                     16.00         14.84         15.61         12.81         15.84          116
      Equity to assets (average)                      7.76          7.90          7.62          7.59          7.50          (14)


PER SHARE SUMMARY
      Earnings per share - primary             $      0.76   $      0.68   $      0.70   $      0.57   $      0.67         11.8%
      Earnings per share - fully diluted              0.76          0.68          0.70          0.57          0.67         11.8
      Cash dividends paid                             0.27          0.25          0.25          0.25          0.25          8.0
      Book value per share                           19.46         19.08         18.51         18.04         17.27          2.0
      Closing market price                          45.875        39.000        44.625        38.625        36.750         17.6


KEY INTANGIBLE ASSETS **
      Goodwill                                 $    61,833   $    63,122   $    64,411   $    66,348   $    50,599         (2.0)%
      Deposit base premium                           2,143         2,272         2,401         2,742         2,896         (5.7)
      Mortgage servicing rights                     23,028        21,481        21,046        19,712        17,114          7.2


ASSET QUALITY SUMMARY **
      Nonperforming assets                     $    27,740   $    26,768   $    22,873   $    20,398   $    22,466          3.6%
      Allowance for loan losses                     59,206        58,762        58,715        60,329        58,011          0.8
      Nonperforming assets to total assets            0.42%         0.42%         0.36%         0.33%         0.38%           0 bp
      Allowance for loan losses to loans              1.40          1.42          1.43          1.43          1.44           (2)
      Net charge-offs to average loans #              0.26          0.28          0.41          0.13          0.09           (2)


====================================================================================================================================
  bp Change is measured as difference in basis points.
    * Balance sheet amounts are based on average balances unless otherwise noted.
  ** Balance sheet amounts are based on period end balances unless otherwise noted.
*** Noninterest expense divided by sum of noninterest income plus net interest income, taxable equivalent basis.
    + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
    # Data presented is annualized.
    # Data presented is annualized.